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                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT: February 22, 1996
                    (Date of the Earliest Event Reported)


                              HEALTHSOURCE, INC.
            (Exact name of Registrant as specified in its charter)


New Hampshire                 1-11538                   02-0387748
(State or other               (Commission File          (I.R.S. Employer
jurisdiction of                Number)                   Identification Number)
incorporation)


             Two College Park Drive
             Hooksett, New Hampshire                          03106
     (Address of principal executive offices)               (Zip Code)


                                 603/268-7000
             (Registrant's Telephone Number, including area code)
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Items 1-4.      Not applicable.

Item 5.         Other Events.

                On February 22, 1996, Healthsource, Inc. annoucned that it proposes to make a private offering of $215 million in convertible subordinated notes. The securities have not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities law.

Item 6.         Not Applicable.

Item 7.         Financial Statements and Exhibits

                (a)     Not applicable.

                (b)     Not applicable.

                (c)     Exhibits.

                        20.1 Press Release dated February 22, 1996.

Item 8.                 Not applicable.





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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HEALTHSOURCE, INC.

Dated:  Feburary 27, 1996       By: /s/ Thomas M. Congoran
                                   ----------------------------------
                                   Thomas M. Congoran
                                   Chief Financial Officer




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